Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Contingencies

Note 11 – Contingencies

On July 16, 2025, a former engineer filed a claim against Focus Shenzhen, a wholly owned subsidiary of the Company, in the Shenzhen Qianhai Cooperation Zone People’s Court, alleging wrongful termination and other violations of the China Labor Code. The Company is currently investigating the matter and intends to vigorously defend itself. The case has been stayed pending a status conference. However, litigation and investigations are inherently uncertain. At present, the Shenzhen Qianhai Cooperation Zone People’s Court has frozen approximately $23,703 (RMB 165,802) in Focus Shenzhen’s bank account. While the outcome remains uncertain, it could have a material impact on the Company.